UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2016

VITAL THERAPIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15010 Avenue of Science, Suite 200
San Diego, California 92128
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (858) 673-6840

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2016, the compensation committee of our board of directors approved an amended Outside Director Compensation Policy for our non-employee directors. Under this amended Outside Director Compensation Policy, the cash related compensation and equity compensation was modified as follows:

•	The Non-Executive Chairman of the Board will be paid an annual cash retainer of $50,000; and

•
The Non-Executive Chairman of the Board will receive an Annual Award (as defined in our amended Outside Director Compensation Policy) with a Black-Scholes value of approximately $175,000, commencing with our 2016 annual meeting of stockholders.

The foregoing summary of the amended Outside Director Compensation Policy does not purport to be complete and is qualified in its entirety by the full text of the amended Outside Director Compensation Policy, a copy of which is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein in its entirety by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.
We held our 2016 annual meeting of stockholders on May 24, 2016 (the “Annual Meeting”). Of the 30,980,181 shares of our common stock outstanding as of the record date of March 30, 2016, 24,624,025 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 79.48% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.
Election of Class II Directors. Each of the following nominees was elected to serve as a Class II director, to hold office until our 2019 annual meeting of stockholders and until his respective successor has been duly elected and qualified based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Muneer A. Satter	14,084,841	711,075	9,828,109
Jean-Jacques Bienaimé	14,403,372	392,544	9,828,109
Douglas E. Godshall	14,403,872	392,044	9,828,109

2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified based on the following results of the voting:

For	Against	Abstain	Broker Non-Votes
24,513,921	101,883	8,221	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1+	Amended Outside Director Compensation Policy
+- Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL THERAPIES, INC.

By: /s/ Michael V. Swanson
Michael V. Swanson Chief Financial Officer
Date: May 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Amended Outside Director Compensation Policy
+- Indicates a management contract or compensatory plan or arrangement.